UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 1, 2021

ASHLAND GLOBAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-211719	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

8145 Blazer Drive

Wilmington, DE 19808

Registrant’s telephone number, including area code (302) 995-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01)	ASH	NYSE

Item 8.01.  Other Events.

(1)

As previously disclosed, on August 30, 2021, Ashland Global Holdings Inc. (“Ashland”) through its indirect wholly owned subsidiary, Ashland LLC, entered into a Purchase and Sale Agreement (the “Agreement”) with Arkema, a French société anonyme (“Arkema”),  pursuant to which Ashland agreed to sell certain of the assets of the segment of Ashland known as “Performance Adhesives” (the “Business”) to Arkema for $1,650,000,000 in cash, subject to a working capital adjustment, plus the assumption by Arkema of certain liabilities of the Business, in each case as specified in the Agreement. The attached pro forma financial information, presented as if the probable disposition of the Business occurred as of October 1, 2018, is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

(2)

On November 1, 2021, Ashland issued a press release, announcing, among others, an update on its preliminary fiscal 2021 results and the preparation of the proforma financial information of Ashland, reflecting the divestiture of the Business described in paragraph (1) above. The press released is filed as Exhibit 99.2 and incorporated herein by reference.

The information contained in this Item 8.01 and in the proforma financial information and press release filed, respectively, as Exhibit 99.1 and Exhibit 99.2, are being furnished, not “filed”. Accordingly, the information in this Item 8:01 and in Exhibit 99.1 and Exhibit 99.2 will not be incorporated by reference into any registration statement filed by Ashland under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Ashland that the information contained herein or attached hereto is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Ashland.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits
99.1 99.2	Ashland Global Holdings Inc. Unaudited Pro Forma Financial Information. Ashland Global Holdings Inc. News Release dated November 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

November 1, 2021	/s/ J. Kevin Willis
J. Kevin Willis
Senior Vice President and Chief Financial Officer

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